UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2657

Waddell & Reed Advisors Municipal Bond Fund, Inc.

 (Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

 (Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      SEPTEMBER 30, 2004

Waddell & Reed Advisors Municipal Bond Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
13	Investments
34	Statement of Assets and Liabilities
35	Statement of Operations
36	Statement of Changes in Net Assets
37	Financial Highlights
41	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Income Tax Information
49	Directors and Officers
54	Annual Privacy Notice
56	Proxy Voting Information
57	Quarterly Portfolio Schedule Information
58	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Waddell & Reed Advisors Municipal Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter

      September 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2004 offered positive results for most investors. The last calendar quarter of 2003 showed exceptionally strong economic and market gains, while most of 2004 yielded considerably more restrained performance. Overall stock market returns were still substantial, with the S&P 500 returning 13.87 percent for the 12-month period. Bonds also showed positive performance during the period, with the Lehman Brothers U.S. Credit Index returning 4.43 percent for the 12 months.

Ups and Downs in a Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last quarter of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising significantly. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. In addition, the Federal Reserve Board went into tightening mode, raising interest rates on June 30 for the first time in nearly four years. As the period came to a close, the high price of oil picked the pockets of both consumers and corporations and acted as a drag on economic growth. Election uncertainty, hurricanes and talk about the economy hitting a "soft spot" also shook investor confidence.

The Next 12 Months

Looking ahead, we are reasonably optimistic about the economy and the markets. While economic growth certainly slowed in 2004, that wasn't entirely unexpected. The previous growth rate - fueled by the combination of tax cuts, higher government spending and interest rate reductions mentioned above - was, in our view, unsustainably high. Now that we've passed the one-year anniversary of the government's stimulus package, we feel that we can expect lower, but still respectable, economic growth. We see GDP expanding in the 3 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings.

However, we do anticipate some moderation in the growth of the economy due to higher energy prices and the slow tightening of monetary policy. But as long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives: strong corporate earnings, ongoing job creation and solid economic growth. History suggests that the stock market generally follows corporate profit trends, which are currently positive. Once the overhangs, such as election uncertainty and rising energy prices, are out of the way, we believe stock prices should follow earnings and show moderate but solid gains.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to achieve your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, you can maximize the potential for return and help reduce risk. You'll also be better equipped to handle market volatility.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers insights into his outlook for the future. If you have any questions or comments regarding this annual report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. You can visit us online at www.waddell.com for the most current performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of Municipal Bond Fund

      September 30, 2004

An interview with Bryan Bailey, CFA, portfolio manager of Waddell & Reed Advisors Municipal Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares declined 0.72 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 3.69 percent for the fiscal year. This compares with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 4.59 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 3.94 percent for the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that two primary factors presented a drag on performance in the fiscal year. First, the Fund both began and ended the year with lower exposure to long-dated (20+ year) bonds than our stated benchmark (Lehman Brothers Municipal Bond Index), and, we believe, many of our peers. The long end of the yield curve was the best performing part of the curve during fiscal year 2004. With nominal interest rates hovering near historical lows, massive liquidity in the banking system, an economic recovery taking hold, as well as a negligible yield pickup between 20- and 30-year bonds, we did not like the risk/reward profile presented by investments in 20+ year bonds. We continue to feel this way as we enter fiscal year 2005.

Second, underweight positions in non-investment grade, lower quality, corporate-backed, and tobacco bonds also negatively impacted the performance of the Fund. Many of the best performing bonds in fiscal year 2004 were the worst performers in fiscal year 2003, and they no longer have representation in our benchmark, as they are considered high yield municipal bonds. Since we are managing the Fund as a higher quality offering to shareholders, we did not feel that many of these holdings were appropriate for this Fund, given our stated objectives and desired risk profile. Performance was also dragged down by an overweight position in the underperforming housing-revenue bond sector as well as underexposure to aggressive discount security structures. The latter was due to our desire to hold more defensive premium structured bonds.

On the positive side, performance during the fiscal year was enhanced through state, sector, and individual security selection efforts, as well as an overweight position in municipal bonds that are subject to the alternative minimum tax (AMT).The Fund benefited from increased weightings in California municipal bonds, as well as overweight positions in the outperforming hospital-revenue bond, education-revenue bond, and lease/COP (certificate of participation) sectors. A significantly overweight position in State of California general obligation bonds and overweight positions in Indiana and Puerto Rico also provided a boost to overall performance.

What other market conditions or events influenced the Fund's return during the fiscal year?

We have been, and we believe that we will continue to be, in an environment characterized by high levels of volatility. We feel that we are in a period in which the markets appear to be trading more on technicals than fundamentals. The presence of many large nontraditional fixed income investors is making any predictions on interest rates very difficult, if not impossible. Arbitrageurs, foreign central bank currency manipulation activities, mortgage portfolio rebalancing, and flight-to-quality trades on terrorism fears have, in our view, become the primary drivers of the fixed income markets. Unfortunately, many of these activities are very difficult to predict, and the sheer size of the trades are typically massive. This is today's reality, and it is something that we intend to continue to manage by not straying too far from the duration (interest rate sensitivity) of our stated benchmark. We believe this is prudent given the nature of today's marketplace.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Maintaining the quality of the Fund, improving the diversification between sectors and states, and making position sizes more manageable has, in our view, dramatically reduced the volatility of the Fund. Our management style is essentially top-down with an emphasis on identifying relative value opportunities between sectors, states, and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape of the yield curve, as well as cross-market technicals. A diligent approach to ongoing credit analysis and subsequent surveillance after purchase enabled the Fund to avoid many of the credit disasters that we believe plagued some of our competitors in the past.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We entered the fiscal year underweighted in general obligation bonds issued by states and various large metropolitan cities. We felt that the market was underestimating the severity of the budget shortfalls faced by many of these issuers, and therefore entered the fiscal year with much caution. However, as state and city fiscal situations began to improve, and with wider than average spreads available in the marketplace, we felt that the market presented a value entry point and began to build exposure in the general obligation bonds of certain issuers, specifically State of California and New York City. At this time, the Fund has overweight exposure to State of California general obligation bonds and New York City general obligation bonds. We are very comfortable with these overweight positions, and we do not anticipate increasing our exposure meaningfully going forward. We expect to add exposure to other state general obligation credits when value opportunities exist.

We also believe that the extreme steepness of the yield curve presents an attractive opportunity for us to continue to put on duration-neutral barbell trades in an effort to exploit both the steepness and benefit from the roll. We believe that this barbell trade also aids in diversifying our bond exposure across a larger range of maturities. We are exercising restraint in "yield chasing," as we feel that tight credit spreads do not adequately compensate one for moving too far down the credit curve. Going forward, we expect to keep the credit quality of the Fund in the AA category.

The Fund will be actively managed, seeking relative value opportunities between sectors, states, and security structures while attempting to exploit credit opportunities when compensation is deemed appropriate. We intend to use any large pullback in rates as an opportunity to increase the yield of the Fund without compromising the quality profile. Positioning and asset distribution across the yield curve will likely continue to be a vital part of our investment strategy, as well as monitoring cross-market technical factors. We expect to maintain the Fund's neutral to defensive exposure to interest rate risk, and we believe that the Fund is well positioned relative to its peers entering the fourth calendar quarter of 2004. In an effort to achieve the Fund's objective, we intend to continue investing in short, intermediate and longer-term (when appropriate) investment grade municipal bonds with an emphasis on quality and capital preservation with minimal yield sacrifice.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A Shares(1)	$16,909
Lehman Brothers Municipal Bond Index	$19,258
Lipper General Municipal Debt Funds Universe Average	$17,454

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

W&R ADVISORS MUNICIPAL BOND FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

		W&R ADVISORS	LEHMAN BROTHERS	LIPPER GENERAL
		MUNICIPAL	MUNICIPAL	MUNICIPAL DEBT
		BOND FUND	BOND INDEX	FUNDS UNIVERSE AVG.

SEPT	1994	9,575	10,000	10,000
SEPT	1995	10,678	11,119	10,978
SEPT	1996	11,443	11,791	11,595
SEPT	1997	12,562	12,856	12,604
SEPT	1998	13,651	13,976	13,640
SEPT	1999	13,180	13,878	13,227
SEPT	2000	13,738	14,735	13,845
SEPT	2001	14,737	16,269	15,164
SEPT	2002	15,861	17,723	16,317
SEPT	2003	16,308	18,413	16,793
SEPT	2004	16,909	19,258	17,454

Average Annual Total Return(2)
Period	Class A	Class B	Class C	Class Y
1-year period ended 9-30-04	-0.72%	-1.11%	2.87%	3.92%
5-year period ended 9-30-04	4.20%	-	-	5.28%
10-year period ended 9-30-04	5.39%	-	-	-
Since inception of Class(3) through 9-30-04	-	3.95%	4.27%	3.98%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-5-99 for Class B shares, 10-7-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares

Illustration of Fund Expenses

      MUNICIPAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,014	0.89%	$4.47
Class B	1,000	1,009	1.78	8.95
Class C	1,000	1,009	1.82	9.14
Class Y	1,000	1,015	0.57	2.88
Based on 5% Return(2)
Class A	$1,000	$1,021	0.89%	$4.49
Class B	1,000	1,016	1.78	8.98
Class C	1,000	1,016	1.82	9.17
Class Y	1,000	1,022	0.57	2.89

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors Municipal Bond Fund had net assets totaling $658,591,139 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Hospital Revenue Bonds	$9.29
State General Obligation Bonds	$8.89
Housing Revenue Bonds	$8.62
Airport Revenue Bonds	$8.61
Other Municipal Bonds	$8.53
Transportation Revenue Bonds	$8.42
Public Power Revenue Bonds	$7.98
City General Obligation Bonds	$6.61
Lease/Certificate of Participation Bonds	$6.61
School General Obligation Bonds	$5.49
Special Tax Bonds	$5.31
Derivative Bonds	$3.75
Water and Sewer Revenue Bonds	$3.27
Education Revenue Bonds	$3.13
Student Loan Bonds	$2.93
Cash and Cash Equivalents	$2.56

On September 30, 2004, the breakdown of municipal bonds (by ratings) held by the Fund, including cash and cash equivalents, was as follows:

AAA	60.93%
AA	14.38%
A	11.20%
BBB	8.86%
Cash and Cash Equivalents	2.56%
Non-rated	2.07%

Ratings reflected in the wheel are taken from the following sources: Standard & Poor's or, if unrated, Moodys.

2004 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)
If your Taxable Income is:						Your Marginal Tax	Equivalent Tax Free Yields
Joint Return			Single Return			Bracket Is	3%	4%	5%	6%

$0	-	14,300	$0	-	7,150	10%	3.33%	4.44%	5.56%	6.67%
$14,301	-	58,100	$7,151	-	29,050	15%	3.53%	4.71%	5.88%	7.06%
$58,101	-	117,250	$29,051	-	70,350	25%	4.00%	5.33%	6.67%	8.00%
$117,251	-	178,650	$70,351	-	146,750	28%	4.17%	5.56%	6.94%	8.33%
$178,651	-	319,100	$146,751	-	319,100	33%	4.48%	5.97%	7.46%	8.96%
$319,101 and above			$319,101 and above			35%	4.62%	6.15%	7.69%	9.23%

(1)Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal Bond Fund, Inc.

The Investments of Municipal Bond Fund

September 30, 2004
MUNICIPAL BONDS	Principal Amount in Thousands	Value

ARIZONA - 3.35%

Certificates of Participation, Series 2003A, Evidencing
      Proportionate Interests of the Owners Thereof in Lease
      Payments to be Made By the Arizona School Facilities
      Board, as Lessee for Certain Real and Personal Property,
      Pursuant to a Lease-to-Own Agreement,

5.0%, 9-1-08	$5,000	$5,491,600
Arizona Educational Loan Marketing Corporation (A Nonprofit Corporation Organized Pursuant to the Laws of the State of Arizona), 2001 Educational Loan Revenue Bonds, 2001 Senior Series 2001A-2 Bonds,
4.95%, 3-1-09	5,000	5,297,650
Arizona Health Facilities Authority, Hospital Revenue Bonds (John C. Lincoln Health Network), Series 2000,
6.875%, 12-1-20	2,500	2,743,300
The Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue Bonds, Series 2002-1A,
6.2%, 3-1-34	2,530	2,734,449
City of Phoenix Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B (AMT),
5.75%, 7-1-14	2,000	2,239,320
Arizona Tourism and Sports Authority, Tax Revenue Bonds (Multipurpose Stadium Facility Project), Series 2003A,
5.375%, 7-1-19	1,120	1,253,594

Certificates of Participation, Series 2002A,
      Evidencing Proportionate Interests of the Owners
      Thereof in Lease Payments to be Made By the
      State of Arizona (Acting by and Through the Director
      of the Department of Administration), as Lessee for
      Certain Real and Personal Property,

5.5%, 5-1-13	1,000	1,144,880

Certificates of Participation (Arizona State University Projects),
      Series 2002, Evidencing the Proportionate Interests of the
      Owners Thereof in Lease Payments to be Made Pursuant
      to a Lease-Purchase Agreement by the Arizona Board of
      Regents, as Lessee for the Benefit of Arizona State University,

5.375%, 7-1-13	1,000	1,135,530

		22,040,323

ARKANSAS - 0.92%
Arkansas Development Finance Authority:
Correction Facilities Revenue Refunding Bonds, 2003 Series A,
5.0%, 11-15-08	1,710	1,884,437
Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2003 Series D (AMT),
5.3%, 7-1-24	960	981,926
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2002,
5.0%, 12-1-07	2,000	2,173,580
Jefferson County, Arkansas, Hospital Revenue Improvement and Refunding Bonds (Jefferson Regional Medical Center), Series 2001,
5.8%, 6-1-21	1,000	1,051,670

		6,091,613

CALIFORNIA - 13.99%
State of California, Various Purpose General Obligation Bonds:
5.0%, 2-1-22	7,250	7,562,330
5.25%, 2-1-15	5,000	5,538,850
5.25%, 2-1-19	5,000	5,414,100
5.5%, 4-1-28	3,000	3,212,850
5.25%, 2-1-14	2,000	2,229,820
5.25%, 2-1-19	2,000	2,165,640
5.25%, 11-1-21	1,000	1,071,490
State of California, Department of Water Resources:
Power Supply Revenue Bonds, Series 2002A:
5.25%, 5-1-07	3,000	3,240,870
5.5%, 5-1-08	2,250	2,493,067
Central Valley Project, Water System Revenue Bonds, Series X,
5.5%, 12-1-16	1,000	1,167,400
The Regents of the University of California:
Hospital Revenue Bonds (UCLA Medical Center), Series 2004 B,
5.5%, 5-15-20	4,055	4,508,836
General Revenue Bonds, 2003 Series A,
5.125%, 5-15-19	2,000	2,168,520
California Statewide Communities Development Authority, Hospital Revenue Certificates of Participation, Cedars-Sinai Medical Center, Series 1992,
6.5%, 8-1-12	4,820	5,517,454
The Metropolitan Water District of Southern California, Water Revenue Bonds, 2003 Authorization, Series B-2,
5.0%, 10-1-27	5,000	5,134,750
Southern California Public Power Authority, Multiple Project Revenue Bonds, 1989 Series,
6.75%, 7-1-12	3,455	4,171,187
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A,
5.5%, 8-1-29	3,800	4,108,142
Foothill/Eastern Transportation Corridor Agency, Toll Road Refunding Revenue Bonds, Series 1999, Capital Appreciation Bonds,
0.0%, 1-15-17	7,500	4,034,700
Moreno Valley Unified School District, General Obligation Bonds, 2004 Election, Series A (Riverside County, California),
5.25%, 8-1-22	3,500	3,790,150
State of California, General Obligation Bonds,
6.0%, 2-1-15	3,000	3,550,560
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
5.375%, 6-1-28	3,000	3,066,030
Long Beach Bond Finance Authority, Tax Allocation Revenue Bonds (Downtown, North Long Beach, Poly High and West Beach Redevelopment Project Areas), 2002 Series A,
5.375%, 8-1-15	2,505	2,811,086
San Mateo Union High School District (San Mateo County, California), Election of 2000 General Obligation Bonds, Series B Capital Appreciation Bonds:
0.0%, 9-1-15	2,500	1,577,000
0.0%, 9-1-11	1,000	778,970
County of Sacramento, Airport System Revenue Bonds, Series 2002A (Non-AMT),
5.25%, 7-1-16	2,080	2,314,354
Fremont Unified School District, Alameda County, California, Election of 2002 General Obligation Bonds, Series A,
5.375%, 8-1-18	2,035	2,278,386
Foothill - De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series B,
5.25%, 8-1-19	2,000	2,185,740
Department of Water and Power of the City of Los Angeles, Power System Revenue Bonds, 2003 Series B,
5.125%, 7-1-19	2,000	2,170,580
State of California, Economic Recovery Bonds, Series 2004B,
5.0%, 7-1-23	1,800	1,960,956
City of Oceanside, 2003 Certificates of Participation (1993 Series A Refunding), City of Oceanside, Pursuant To a Lease with the Oceanside Public Financing Authority,
5.0%, 4-1-10	1,140	1,260,669
Delta Counties Home Mortgage Finance Authority (California), Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series A,
5.2%, 12-1-14	335	353,897
California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series B, Class 5,
6.35%, 12-1-29	270	274,177

		92,112,561

COLORADO - 1.58%
Colorado Department of Transportation, Transportation Revenue Anticipation Notes, Series 2002,
5.25%, 6-15-10	2,000	2,233,860
Weld County School District 6, Weld County, Colorado, General Obligation Refunding Bonds, Series 2002-96R,
5.0%, 12-1-09	1,700	1,876,613
School District No. 12, Adams County, Colorado (Adams 12 Five Star Schools), General Obligation Bonds, Series 2002A,
5.25%, 12-15-08	1,390	1,544,193
Colorado Housing and Finance Authority, Single Family Program Senior and Subordinate Bonds:
2001 Series A-2 Senior Bonds,
6.5%, 8-1-31	765	827,187
2000 Series D-2 Senior Bonds,
6.9%, 4-1-29	585	607,540
Colorado Health Facilities Authority, Revenue Bonds (Exempla, Inc.), Series 2002A,
5.5%, 1-1-23	1,120	1,146,712
City of Lafayette, Colorado, Acting by and through its Water Fund Enterprise, Water Revenue Bonds, Series 2003A,
5.25%, 12-1-20	1,010	1,114,899
Highlands Ranch Metropolitan District No. 3, Douglas County, Colorado, General Obligation Bonds, Series 1999,
5.3%, 12-1-19	1,000	1,025,280

		10,376,284

CONNECTICUT - 0.76%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
5.5%, 1-1-14	5,000	5,003,150

DISTRICT OF COLUMBIA - 0.34%
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Series 2002A (AMT),
5.5%, 10-1-10	2,000	2,224,700

FLORIDA - 5.49%
City of Jacksonville, Florida:
St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two, Series Eighteen,
5.0%, 10-1-08	5,000	5,467,750
Water and Sewer System, 2002 Series B,
5.25%, 10-1-08	1,500	1,654,470
City of Coral Gables (Florida), Health Facilities Authority, Hospital Revenue Bonds (Baptist Health South Florida Obligated Group), Series 2004,
5.25%, 8-15-24	5,000	5,328,550
Hillsborough County Aviation Authority, Florida, Tampa International Airport, Revenue Bonds:
2003 Series A,
5.0%, 10-1-07	2,000	2,139,560
2003 Series B,
5.0%, 10-1-20	2,000	2,082,260
The City of Miami, Florida:
Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2002A,
5.5%, 9-1-13	2,460	2,811,731
Limited Ad Valorem Tax Bonds, Series 2002 (Homeland Defense/Neighborhood Capital Improvement Projects),
0.0%, 1-1-10	1,600	1,343,024
Broward County, Florida, Passenger Facility Charge/Airport System Revenue Convertible Lien Bonds, Airport System Revenue Bonds, Series 2001J-1 (AMT),
5.75%, 10-1-18	2,870	3,195,343
Polk County, Florida, Capital Improvement and Refunding Revenue Bonds, Series 2002,
5.25%, 12-1-09	2,700	3,011,283
Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2002, Miami International Airport (Hub of the Americas),
5.75%, 10-1-16	2,000	2,241,680
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Series 2002B (AMT),
5.5%, 10-1-17	2,000	2,194,820
Housing Finance Authority of Lee County, Florida, Single Family Mortgage Revenue Bonds:
Series 1998A, Subseries 6,
6.45%, 3-1-31	1,155	1,193,392
Series 1999A, Subseries 2,
5.0%, 9-1-30	710	724,505
Escambia County Health Facilities Authority (Florida), Revenue Bonds (Ascension Health Credit Group), Series 2003A,
5.0%, 11-15-07	1,500	1,618,080
The School Board of Palm Beach County, Florida, Certificates of Participation, Series 2002A,
5.375%, 8-1-13	1,000	1,142,840

		36,149,288

GEORGIA - 2.44%
Municipal Electric Authority of Georgia, Project One Special Obligation Bonds, Fifth Crossover Series,
6.4%, 1-1-13	7,860	9,291,793
Hospital Authority of Cobb County (Georgia), Revenue Anticipation Refunding and Improvement Certificates, Series 2003,
5.25%, 4-1-20	4,000	4,440,600
State of Georgia, General Obligation Bonds, Series 1998B,
5.5%, 7-1-12	2,000	2,307,100

		16,039,493

GUAM - 0.54%
Guam International Airport Authority, General Revenue Bonds, 2003 Series C (AMT),
5.375%, 10-1-20	3,305	3,557,337

HAWAII - 0.94%
State of Hawaii, Airport System Revenue Bonds, Refunding Series 2001 (AMT),
9.6%, 7-1-09 (A)	5,000	6,218,500

ILLINOIS - 2.47%
City of Chicago, Collateralized Single Family Mortgage Revenue Bonds:
Series 2002C,
5.6%, 10-1-34	3,000	3,182,700
Series 2002D,
5.75%, 4-1-35	2,500	2,671,500
Series 2002B,
6.0%, 10-1-33	1,800	1,954,386
State of Illinois (Illinois Department of Employment Security), Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2004,
5.0%, 12-15-07	3,000	3,239,850
Board of Education of the City of Chicago, General Obligation Lease Certificates, Unlimited Tax General Obligation Bonds (Dedicated Revenues), Series 2002A,
5.0%, 12-1-10	1,400	1,546,314
Village of Maywood, General Obligation Corporate Purpose Bonds, Series 2001C (Tax-Exempt),
5.5%, 1-1-21	1,300	1,397,721
School District Number 116, Champaign County, Illinois (Urbana), General Obligation School Building Bonds, Series 1999C,
0.0%, 1-1-12	1,695	1,285,098
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.35%, 12-15-24	1,000	964,930

		16,242,499

INDIANA - 2.86%
Indiana State Office Building Commission, Capitol Complex Revenue Bonds:
Series 1990B (State Office Building I Facility),
7.4%, 7-1-15	8,000	10,552,720
Series 1990A (Senate Avenue Parking Facility),
7.4%, 7-1-15	4,775	6,195,515
Knox County Hospital Association (Knox County, Indiana), Lease Revenue Refunding Bonds, Series 2002,
5.25%, 7-1-08	1,875	2,057,887

		18,806,122

IOWA - 0.34%
Iowa Finance Authority, Iowa State Revolving Fund, Revenue Bonds, Series 2001,
5.5%, 8-1-16	2,000	2,264,240

KANSAS - 4.26%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program):
2002 Series A-3:
6.125%, 12-1-33	4,405	4,811,978
6.25%, 12-1-33	2,835	2,982,051
2003 Series A-2,
4.0%, 6-1-35	3,665	3,950,760
2002 Series B-2,
5.85%, 12-1-34	3,235	3,482,445
2001 Series B-2 (AMT),
6.45%, 12-1-33	3,090	3,305,497
2002 Series B- 4,
5.9%, 12-1-34	1,960	2,113,194
2002 Series A-5,
5.55%, 12-1-33	1,500	1,591,305
2001 Series A-1 (AMT),
6.3%, 12-1-32	1,045	1,125,444
Unified School District No. 443, Ford County, Kansas (Dodge City), General Obligation Refunding Bonds, Series 2002:
5.0%, 3-1-10	1,110	1,224,064
5.0%, 3-1-09	1,000	1,097,960
Unified School District No. 500, Wyandotte County, Kansas, Refunding Certificates of Participation, Series 2002,
5.0%, 12-1-07	1,200	1,304,148
State of Kansas, Department of Transportation, Highway Revenue Refunding Bonds, Series 2002A,
5.0%, 9-1-08	1,000	1,096,750

		28,085,596

KENTUCKY - 0.34%
Kenton County (Kentucky) Airport Board, Cincinnati/Northern Kentucky International Airport, Revenue Refunding Bonds, Series 2002A,
5.625%, 3-1-14	2,000	2,214,560

LOUISIANA - 0.44%
Louisiana Local Government Environmental Facilities and Community Development Authority, Mortgage Revenue Bonds, Series 2004A (GNMA Collateralized - Cypress Apartments Project),
5.5%, 4-20-38	2,750	2,919,427

MARYLAND - 0.65%
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2001, Series A,
5.0%, 2-1-10	2,000	2,208,800
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds - AMT),
5.375%, 3-1-15	1,905	2,090,737

		4,299,537

MASSACHUSETTS - 2.49%
Massachusetts Bay Transportation Authority, Senior Sales Tax Bonds, 2003 Series A:
5.25%, 7-1-20	2,800	3,084,592
5.25%, 7-1-08	2,000	2,201,840
The Commonwealth of Massachusetts, General Obligation Bonds:
Consolidated Loan of 2003, Series D,
5.25%, 10-1-21	2,500	2,814,375
Consolidated Loan of 2002, Series C,
5.5%, 11-1-10	2,000	2,273,260

Massachusetts Municipal Wholesale Electric Company,
      A Public Corporation of the Commonwealth of
      Massachusetts, Power Supply Project Revenue Bonds,
      Stony Brook Intermediate Project, Series A, Floating
      Rate Security,

18.322%, 7-1-07 (A)	3,000	4,086,240
Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 57 (AMT),
5.6%, 6-1-30	1,875	1,913,269

		16,373,576

MICHIGAN - 0.94%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax):
Series 2004-A(1),
5.25%, 4-1-23	3,000	3,232,260
Series 2002,
5.5%, 4-1-13	1,000	1,129,430
Board of Regents of Eastern Michigan University, General Revenue Refunding Bonds, Series 2002A,
5.8%, 6-1-13	1,530	1,800,749

		6,162,439

MINNESOTA - 2.36%
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Revenue Bonds, Series 2001B (AMT):
5.75%, 1-1-15	5,000	5,548,450
5.75%, 1-1-13	2,345	2,606,350
City of Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation/Mayo Medical Center), Series 1992D,
6.15%, 11-15-09 (A)	4,500	5,199,210
City of Minneapolis, Minnesota, General Obligation Convention Center Bonds, Series 2002,
5.0%, 12-1-10	2,000	2,223,220

		15,577,230

MISSISSIPPI - 0.66%
Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1996-C:
6.75%, 9-1-14	2,750	2,848,037
6.7%, 9-1-12	1,470	1,507,647

		4,355,684

MISSOURI - 4.81%
The City of St. Louis, Missouri:
Airport Revenue Refunding Bonds, Series 2003A (Lambert-St. Louis International Airport):
5.0%, 7-1-08	1,505	1,637,320
5.25%, 7-1-18	1,000	1,106,120
Airport Revenue Bonds, Series 2001A (Airport Development Program)
5.0%, 7-1-11	1,500	1,667,235
The Industrial Development Authority of the Kansas City, Missouri, Revenue Bonds (Plaza Library Project), Series 2004:
5.9%, 3-1-24	2,300	2,318,009
5.375%, 3-1-10	1,800	1,907,514
Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds, Barnes-Jewish, Inc./Christian Health Services, Series 1993A,
6.0%, 5-15-11	3,000	3,442,920
Northwest Missouri State University, Housing System Revenue Bonds, Series 2003,
5.5%, 6-1-19	2,650	2,975,367
Jackson County, Missouri, Tax Exempt Special Obligation Refunding & Improvement Bonds (Truman Medical Center Project), Series 2001A,
5.5%, 12-1-12	2,000	2,316,920
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.25%, 3-1-24	2,265	2,274,422
State of Missouri, Fourth State Building, General Obligation Refunding Bonds, Series A 2002,
5.0%, 10-1-08	2,000	2,201,480
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control Revenue Refunding Bonds (State Revolving Fund Program - Master Trust), Series 2001B,
5.5%, 7-1-10	1,500	1,704,750
The Board of Education of the City of St. Louis, General Obligation Refunding Bonds (Missouri Direct Deposit Program), Capital Appreciation Bonds, Series 2002B,
0.0%, 4-1-10	2,000	1,665,720
Missouri Higher Education Loan Authority (A Public Instrumentality and Body Corporate and Politic of the State of Missouri), Student Loan Revenue Bonds, Subordinate Series 1994A,
5.45%, 2-15-09	1,500	1,534,830
City of Chesterfield, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Series 2002 (Chesterfield Valley Projects),
4.5%, 4-15-16	1,420	1,443,274
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (City of Independence, Missouri - Eastland Center Project Phase II), Series 2000B,
6.0%, 4-1-21	1,250	1,345,412
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension Project), Mass Transit Sales Tax Appropriation Bonds, Series 2002B,
5.25%, 10-1-09	1,000	1,118,270
Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership Loan Program):
1998 Series D-2 (AMT),
6.3%, 3-1-29	530	570,534
1998 Series B-2 (AMT),
6.4%, 3-1-29	255	268,821
1997 Series A-2 (AMT),
7.3%, 3-1-28	145	151,634

		31,650,552

NEBRASKA - 0.80%
Nebraska Higher Education Loan Program, Inc., 1993-2 Series A-6 Junior Subordinate Bonds,
10.985%, 6-1-13 (A)	4,530	5,272,739

NEVADA - 0.56%
Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999,
6.0%, 7-1-14	1,385	1,582,529
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series 2002,
6.0%, 9-1-15	1,000	1,102,340
Nevada Housing Division, Single Family Mortgage Bonds:
1998 Series A-1 Mezzanine Bonds,
5.35%, 4-1-16	755	777,763
1996 Series C Subordinate Bonds,
6.35%, 4-1-09	220	229,137

		3,691,769

NEW HAMPSHIRE - 0.54%
New Hampshire Health and Education Facilities Authority:
Hospital Revenue Bonds, Catholic Medical Center Issue, Series 2002A,
6.125%, 7-1-32	2,000	2,046,140
Revenue Bonds, Southern New Hampshire University Issue, Series 2003,
5.375%, 1-1-34	1,500	1,509,855

		3,555,995

NEW JERSEY - 4.30%
New Jersey Economic Development Authority:
Market Transition Facility Senior Lien Revenue Refunding Bonds, Series 2001A, Inverse Floating Rate Note,
18.688%, 7-1-07 (A)	4,000	5,531,640
School Facilities Construction Bonds, 2004 Series I,
5.25%, 9-1-24	2,250	2,376,202
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, 2004 Series B,
5.25%, 12-15-11	4,700	5,292,059
New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000 A,
6.0%, 1-1-13	4,165	4,927,320
County of Hudson, New Jersey, Refunding Certificates of Participation, Series 2002,
6.0%, 12-1-10	2,110	2,432,535
New Jersey Transit Corporation payable solely from certain Federal Transit Administration Grants, Certificates of Participation, Series 2002A,
5.5%, 9-15-13	2,000	2,291,640
The City of Newark in the County of Essex, New Jersey, General Obligation School Purpose Refunding Bonds, Series 2002,
5.375%, 12-15-13	2,000	2,278,800
New Jersey Building Authority, State Building Revenue and Refunding Bonds, 2002 Series B,
5.25%, 12-15-08	1,900	2,103,566
The Board of Education of the Township of Monroe, in the County of Middlesex, New Jersey, School District Refunding Bonds, Series 2002,
5.0%, 9-15-10	1,000	1,113,320

		28,347,082

NEW MEXICO - 1.94%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, 2004 Series B (AMT),
3.5%, 7-1-35	5,000	5,259,400
City of Albuquerque, New Mexico, Airport Refunding Revenue Bonds, Series 2001 (AMT),
5.375%, 7-1-15	3,365	3,650,217
New Mexico Educational Assistance Foundation, Student Loan Program Bonds:
Second Subordinate 1996 Series A-3,
6.75%, 11-1-08	2,175	2,289,536
Second Subordinate 1995 Series A-3,
6.6%, 11-1-10	425	440,011
San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Subordinate Series 2001B,
5.75%, 9-15-21	1,000	1,138,190

		12,777,354

NEW YORK - 11.96%
The City of New York, General Obligation Bonds:
Fiscal 2004 Series D,
5.25%, 10-15-21	7,005	7,476,857
Fiscal 2003 Series A:
5.5%, 8-1-10	3,000	3,353,610
5.75%, 8-1-14	2,000	2,274,700
Fiscal 2005 Series B,
5.25%, 8-1-12	5,000	5,557,850
Fiscal 2003 Series J,
5.5%, 6-1-19	5,000	5,493,950
Fiscal 2002 Series C,
5.5%, 3-15-15	2,000	2,211,780
New York City Transitional Finance Authority, Future Tax Secured Refunding Bonds, Fiscal 2003:
Series A:
5.5%, 11-1-26	5,000	5,678,550
5.25%, 11-1-10	1,000	1,119,910
Series D,
5.25%, 2-1-19	3,000	3,294,240
Series B Tax-Exempt Bonds,
5.25%, 2-1-09	2,000	2,209,240
Tobacco Settlement Financing Corporation (State Of New York), Asset-Backed Revenue Bonds (State Contingency Contract Secured):
Series 2003A-1,
5.0%, 6-1-07	5,000	5,323,050
Series 2003B-1C,
5.5%, 6-1-21	2,000	2,182,380
Dormitory Authority of the State of New York:
State University Educational Facilities, Revenue Bonds, Series 1990B,
7.5%, 5-15-11	2,000	2,370,365
Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.25%, 11-15-23	2,100	2,327,346
City University System, Consolidated Fourth General Resolution Revenue Bonds, 2001 Series A,
5.5%, 7-1-17	2,000	2,197,840
The Port Authority of New York and New Jersey, Consolidated Bonds:
One Hundred Twenty-Seventh Series,
5.5%, 12-15-14	3,000	3,347,010
One Hundred Twenty-Sixth Series,
5.5%, 11-15-13	2,000	2,233,600
New York State Urban Development Corporation:
Correctional and Youth Facilities, Service Contract Revenue Bonds, Series 2003A,
5.25%, 1-1-21	2,500	2,734,725
State Personal Income Tax Revenue Bonds (Economic Development and Housing), Series 2002D,
5.0%, 12-15-07	2,000	2,170,480
Triborough Bridge and Tunnel Authority, General Revenue Refunding Bonds, Series 2002B:
5.25%, 11-15-08	2,000	2,216,040
5.0%, 11-15-09	2,000	2,211,140
Metropolitan Transportation Authority, State Service Contract Refunding Bonds, Series 2002A,
5.75%, 7-1-16	3,000	3,527,850
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003 Series A,
5.375%, 6-15-14	2,000	2,250,940
New York State Thruway Authority:
State Personal Income Tax Revenue Bonds (Transportation), Series 2002A,
5.5%, 3-15-13	1,000	1,130,060
Highway and Bridge Trust Fund Refunding Bonds, Series 2002C,
5.25%, 4-1-10	1,000	1,118,990
County of Erie, New York, General Obligation Serial Bonds and Revenue Anticipation Notes, Public Improvement Serial Bonds - Series 2002A,
5.0%, 9-1-08	1,500	1,641,015
New York City, Health and Hospitals Corporation, Health System Bonds, 2002 Series,
5.5%, 2-15-13	1,000	1,133,610

		78,787,128

NORTH CAROLINA - 1.22%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
Refunding Series 2003 D,
5.5%, 1-1-14	3,000	3,305,550
Refunding Series 2003 C,
5.0%, 1-1-07	655	688,366
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 2003A,
5.25%, 1-1-19	2,500	2,722,850
County of Cumberland, North Carolina, Hospital Facility Revenue Bonds (Cumberland County Hospital System, Inc.), Series 1999,
5.25%, 10-1-11	1,200	1,320,504

		8,037,270

NORTH DAKOTA - 0.11%
State of North Dakota, North Dakota Housing Finance Agency, Housing Finance Program Bonds, Home Mortgage Finance Program, 1998 Series A,
5.25%, 7-1-18	710	726,238

OHIO - 0.64%
County of Summit, Ohio, Various Purpose Bonds, Series 2002 (Limited Tax General Obligation),
5.75%, 12-1-14	1,710	2,016,398
County of Cuyahoga, Ohio, Revenue Bonds, Series 2003A (Cleveland Clinic Health System Obligated Group),
6.0%, 1-1-21	1,000	1,112,660
County of Lorain, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 2001A (Catholic Healthcare Partners),
5.625%, 10-1-17	1,000	1,084,160

		4,213,218

OKLAHOMA - 0.64%
Oklahoma City Airport Trust, Junior Lien Tax-Exempt Bonds, Twenty-Seventh Series B (AMT),
5.75%, 7-1-16	1,490	1,628,808
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds (Homeownership Loan Program):
1995 Series B, Subseries B-2 (AMT),
7.625%, 9-1-26	925	966,930
1996 Series A,
7.05%, 9-1-26	415	418,718
City of Oklahoma City, Oklahoma, General Obligation Refunding Bonds, Series 2002,
5.0%, 3-1-10	1,060	1,174,522

		4,188,978

OREGON - 0.84%
State of Oregon, Department of Administrative Services, Refunding Certificates of Participation, 2002 Series B,
5.25%, 5-1-12	3,000	3,404,130
State of Oregon, Department of Transportation, Regional Light Rail Extension Construction Fund, Revenue Refunding Bonds, Series 2002 (Westside Light Rail Project),
5.0%, 6-1-09	1,000	1,104,100
State of Oregon, Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program), 1996 Series D,
6.375%, 7-1-27	990	1,025,224

		5,533,454

PENNSYLVANIA - 3.27%
Pennsylvania Higher Educational Facilities Authority (Commonwealth of Pennsylvania), Health Services Revenue Bonds (Allegheny Delaware Valley Obligated Group Project), Series A,
5.7%, 11-15-11	2,500	2,777,000
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.1%, 10-1-19	2,400	2,514,528
Susquehanna Area Regional Airport Authority, Airport System Revenue Bonds, Series 2003A,
5.5%, 1-1-19	2,120	2,310,122
The Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002,
5.5%, 7-1-14	2,000	2,285,760
County of Allegheny, Pennsylvania, General Obligation Refunding Bonds, Series C-55,
5.25%, 11-1-11	2,000	2,257,600
Allegheny County Industrial Development Authority (Pennsylvania), Environmental Improvement Revenue Bonds (USX Corporation Project), Refunding Series A 1994,
6.7%, 12-1-20	1,855	1,903,378
Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware Valley Medical Center Project (FHA Insured Mortgage), Series 1992,
7.0%, 8-1-22	1,765	1,771,972
Health Care Facilities Authority of Sayre (Pennsylvania), Fixed Rate Hospital Revenue Bonds (Latrobe Area Hospital), Series A of 2002,
5.25%, 7-1-10	1,385	1,545,785
County of Butler (Commonwealth of Pennsylvania), General Obligation Bonds, Series of 2002,
6.0%, 7-15-10	1,330	1,537,852
Redevelopment Authority of the City of Philadelphia, Revenue Bonds (Beech, LLC Student Housing Complex at Temple University), Series 2003A,
5.5%, 7-1-35	1,500	1,506,600
The Harrisburg Authority (Dauphin County, Pennsylvania), School Revenue Bonds, Series A of 2002 (The School District of the City of Harrisburg Refunding Project),
5.0%, 4-1-10	1,010	1,115,292

		21,525,889

PUERTO RICO - 3.21%
Commonwealth of Puerto Rico, Public Improvement Refunding Bonds (General Obligation Bonds): Series 2003 C:
6.0%, 7-1-13	3,450	3,828,776
5.0%, 7-1-18	3,000	3,229,290
Series 2004 A,
5.25%, 7-1-21	5,740	6,124,752
Series 2002,
5.25%, 7-1-10	2,000	2,251,240
Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds, Series G,
5.25%, 7-1-14	5,000	5,685,900

		21,119,958

RHODE ISLAND - 0.33%
City of Pawtucket, Rhode Island, General Obligation Refunding Bonds, 2002 Series A,
5.0%, 4-15-08	2,000	2,176,280

SOUTH CAROLINA - 0.25%
Anderson County Joint Municipal Water System, South Carolina, Waterworks System Revenue Bonds, Series 2002,
5.5%, 7-15-13	1,445	1,659,293

SOUTH DAKOTA - 0.37%
South Dakota Health and Educational Facilities Authority (Huron Regional Medical Center Issue), Revenue Bonds, Series 1994,
7.3%, 4-01-16	2,000	2,447,560

TENNESSEE - 0.93%
Volunteer State Student Funding Corporation, Educational Loan Revenue Bonds, Junior Subordinate Series 1993C Bonds,
5.85%, 12-1-08	2,700	2,707,047
The Memphis and Shelby County Sports Authority, Inc., Revenue Bonds, 2002 Series A (Memphis Arena Project),
5.5%, 11-1-13	2,000	2,298,820
Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002,
5.0%, 3-1-10	1,000	1,105,400

		6,111,267

TEXAS - 4.97%
Cities of Dallas and Fort Worth, Texas, Dallas/Fort Worth International Airport:
Joint Revenue Bonds, Series 2003A,
5.5%, 11-1-19	5,000	5,458,400
Joint Revenue Improvement and Refunding Bonds, Series 2001A,
5.875%, 11-1-17	1,280	1,426,522
Lancaster Independent School District (Dallas County, Texas), Unlimited Tax School Building Bonds, Series 2004,
5.75%, 2-15-30	6,000	6,625,380
Lufkin Health Facilities Development Corporation, Health System Revenue and Refunding Bonds (Memorial Health System of East Texas), Series 1995,
6.875%, 2-15-26	2,810	2,955,979
Harris County, Texas, Tax and Subordinate Lien, Revenue Refunding Bonds, Series 2004B,
5.0%, 8-15-32	2,500	2,777,450
Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, 1997 Series D (AMT) TEAMS Structure:
5.65%, 3-1-29	1,455	1,506,362
5.7%, 9-1-29	1,135	1,175,066
City of Houston, Texas, Water and Sewer System, Junior Lien Revenue Forward Refunding Bonds, Series 2002B,
5.75%, 12-1-16	2,000	2,350,900
Goose Creek Consolidated Independent School District, Unlimited Tax Refunding and Schoolhouse Bonds, Series 2002,
5.75%, 2-15-17	2,050	2,319,944
City of Houston, Texas, Combined Utility System, First Lien Fixed Rate Revenue Refunding Bonds, Series 2004A,
5.25%, 5-15-10	2,000	2,236,080
City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 2002B (Non-AMT),
5.25%, 7-1-10	2,000	2,232,180
Harris County - Houston Sports Authority, Senior Lien Revenue Bonds, Series 2001G,
5.75%, 11-15-15	1,500	1,689,660

		32,753,923

VIRGINIA - 2.10%
Commonwealth Transportation Board, Commonwealth of Virginia, Federal Highway Reimbursement Anticipation Notes, Series 2002,
5.0%, 10-1-09	5,000	5,538,300
Industrial Development Authority of the City of Roanoke, Virginia, Hospital Revenue Bonds (Carilion Health System Obligated Group), Series 2002A:
5.75%, 7-1-14	2,225	2,568,206
5.5%, 7-1-17	2,000	2,261,780
Virginia Port Authority, Commonwealth Port Fund Revenue Bonds (2002 Resolution), Series 2002,
5.5%, 7-1-15	2,000	2,249,540
City of Richmond, Virginia, General Obligation Public Improvement Refunding Bonds, Series 2000A,
5.5%, 1-15-12	1,065	1,213,291

		13,831,117

WASHINGTON - 4.67%
Energy Northwest, Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A:
5.25%, 7-1-10	5,800	6,473,322
5.75%, 7-1-16	4,500	5,141,610
Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1989B,
7.125%, 7-1-16	8,200	10,626,052
State of Washington, Various Purpose General Obligation Bonds, Series 1990A,
12.15246%, 2-1-12 (A)	2,495	3,587,261
Housing Authority of the City of Seattle, Low-Income Housing Assistance Revenue Bonds,1995 (GNMA Collateralized Mortgage Loan - Kin On Project),
7.4%, 11-20-36	1,750	1,931,703
Spokane Public Facilities District, Regional Projects, Spokane Public Facilities District, Hotel/Motel Tax and Sales/Use Tax Bonds, Series 2003,
5.75%, 12-1-19	1,665	1,927,937
Port of Seattle, Revenue Bonds, Series 2001B (AMT),
5.625%, 4-1-16	1,000	1,096,940

		30,784,825

WEST VIRGINIA - 0.42%
State of West Virginia, Infrastructure General Obligation Bonds, 1999 Series A (Non-AMT),
0.0%, 11-1-13	4,000	2,792,640

WYOMING - 0.40%
Wyoming Student Loan Corporation (A Nonprofit Corporation Organized Under the Laws of the State of Wyoming), Student Loan Revenue Refunding Bonds, Series 1999A (Non-AMT),
6.2%, 6-1-24	2,500	2,649,900

TOTAL MUNICIPAL BONDS - 97.44%		$641,748,588

(Cost: $610,171,515)

TOTAL SHORT-TERM SECURITIES - 1.58%		$10,420,000

(Cost: $10,420,000)

TOTAL INVESTMENT SECURITIES - 99.02%		$652,168,588

(Cost: $620,591,515)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.98%		6,422,551

NET ASSETS - 100.00%		$658,591,139

Notes to Schedule of Investments

(A)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2004.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MUNICIPAL BOND FUND
      September 30, 2004
      (In Thousands, Except fot Per Share Amounts)

ASSETS
Investment securities - at value (cost-$620,592) (Notes 1 and 3)	$652,169
Cash	-	*
Receivables:
Interest	9,529
Investment securities sold	4,085
Fund shares sold	172
Prepaid and other assets	39

Total assets	665,994

LIABILITIES
Payable for investment securities purchased	5,303
Payable to Fund shareholders	1,819
Accrued service fee (Note 2)	119
Accrued shareholder servicing (Note 2)	72
Accrued accounting and administrative services fees (Note 2)	14
Accrued management fee (Note 2)	9
Accrued distribution fee (Note 2)	3
Other	64

Total liabilities	7,403

Total net assets	$658,591

NET ASSETS
$0.001 par value capital stock:
Capital stock	$93
Additional paid-in capital	638,992
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,131
Accumulated undistributed net realized loss on investment transactions	(13,202)
Net unrealized appreciation in value of investments	31,577

Net assets applicable to outstanding units of capital	$658,591

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.10
Class B	$7.10
Class C	$7.10
Class Y	$7.10
Capital shares outstanding:
Class A	91,159
Class B	890
Class C	689
Class Y	1
Capital shares authorized	600,000

*Not shown due to rounding.

See Notes to Financial Statements

Statement of Operations
      MUNICIPAL BOND FUND
      For the Fiscal Year Ended September 30, 2004
      (In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B)	$30,441

Expenses (Note 2):
Investment management fee	3,597
Service fee:
Class A	1,481
Class B	17
Class C	13
Shareholder servicing:
Class A	614
Class B	13
Class C	12
Class Y	1
Accounting and administrative services fees	173
Distribution fee:
Class A	30
Class B	50
Class C	38
Legal fees	29
Custodian fees	28
Audit fees	27
Other	191

Total expenses	6,314

Net investment income	24,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	4,211
Unrealized depreciation in value of investments during the period	(3,801)

Net gain on investments	410

Net increase in net assets resulting from operations	$24,537

See Notes to Financial Statements

Statement of Changes in Net Assets
      MUNICIPAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2004	2003

DECREASE IN NET ASSETS
Operations:
Net investment income	$24,127	$27,135
Realized net gain on investments	4,211	14,879
Unrealized depreciation	(3,801)	(20,627)

Net increase in net assets resulting from operations	24,537	21,387

Distributions to shareholders from net investment income (Note 1D):(1)
Class A	(23,666)	(26,415)
Class B	(169)	(189)
Class C	(127)	(143)
Class Y	- *	(352)

	(23,962)	(27,099)

Capital share transactions (Note 5)	(96,737)	(52,908)

Total decrease	(96,162)	(58,620)
NET ASSETS
Beginning of period	754,753	813,373

End of period	$658,591	$754,753

Undistributed net investment income	$1,131	$966

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 37 - 40.

See Notes to Financial Statements

Financial Highlights
      MUNICIPAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$7.09	$7.14	$6.91	$6.75	$6.90

Income (loss) from investment operations:
Net investment income	0.25	0.25	0.28	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.01	(0.05)	0.23	0.16	(0.08)

Total from investment operations	0.26	0.20	0.51	0.48	0.27

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.28)	(0.32)	(0.35)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)*	(0.07)

Total distributions	(0.25)	(0.25)	(0.28)	(0.32)	(0.42)

Net asset value, end of period	$7.10	$7.09	$7.14	$6.91	$6.75

Total return(1)	3.69%	2.82%	7.64%	7.27%	4.24%
Net assets, end of period (in millions)	$647	$733	$785	$748	$739
Ratio of expenses to average net assets	0.90%	0.89%	0.89%	0.88%	0.89%
Ratio of net investment income to average net assets	3.50%	3.51%	4.03%	4.67%	5.23%
Portfolio turnover rate	24%	43%	61%	31%	15%

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements

Financial Highlights
      MUNICIPAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-5-99(1) to
	2004	2003	2002	2001	9-30-00

Net asset value, beginning of period	$7.08	$7.14	$6.91	$6.74	$6.87

Income (loss) from investment operations:
Net investment income	0.18	0.19	0.22	0.27	0.28
Net realized and unrealized gain (loss) on investments	0.02	(0.06)	0.23	0.16	(0.05)

Total from investment operations	0.20	0.13	0.45	0.43	0.23

Less distributions from:
Net investment income	(0.18)	(0.19)	(0.22)	(0.26)	(0.29)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)*	(0.07)

Total distributions	(0.18)	(0.19)	(0.22)	(0.26)	(0.36)

Net asset value, end of period	$7.10	$7.08	$7.14	$6.91	$6.74

Total return	2.89%	1.80%	6.77%	6.47%	3.56%
Net assets, end of period (in millions)	$6	$7	$7	$5	$1
Ratio of expenses to average net assets	1.79%	1.75%	1.73%	1.72%	1.86	%(2)
Ratio of net investment income to average net assets	2.60%	2.65%	3.18%	3.76%	4.17	%(2)
Portfolio turnover rate	24%	43%	61%	31%	15	%(3)

*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements

Financial Highlights
      MUNICIPAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-7-99(1) to
	2004	2003	2002	2001	9-30-00

Net asset value, beginning of period	$7.08	$7.14	$6.91	$6.74	$6.87

Income (loss) from investment operations:
Net investment income	0.18	0.18	0.22	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.02	(0.06)	0.23	0.16	(0.06)

Total from investment operations	0.20	0.12	0.45	0.43	0.23

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.22)	(0.26)	(0.29)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)*	(0.07)

Total distributions	(0.18)	(0.18)	(0.22)	(0.26)	(0.36)

Net asset value, end of period	$7.10	$7.08	$7.14	$6.91	$6.74

Total return	2.87%	1.79%	6.73%	6.47%	3.56%
Net assets, end of period (in millions)	$5	$5	$5	$2	$1
Ratio of expenses to average net assets	1.83%	1.77%	1.75%	1.74%	1.84	%(2)
Ratio of net investment income to average net assets	2.57%	2.63%	3.13%	3.74%	4.18	%(2)
Portfolio turnover rate	24%	43%	61%	31%	15	%(3)

*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements

Financial Highlights
      MUNICIPAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$7.09	$7.14	$6.91	$6.75	$6.90

Income (loss) from investment operations:
Net investment income	0.19 (1)	0.26	0.31	0.28 (1)	0.36	(1)
Net realized and unrealized gain (loss) on investments	0.08 (1)	(0.05)	0.21	0.21 (1)	(0.08	)(1)

Total from investment operations	0.27	0.21	0.52	0.49	0.28

Less distributions from:
Net investment income	(0.26)	(0.26)	(0.29)	(0.33)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)*	(0.07)

Total distributions	(0.26)	(0.26)	(0.29)	(0.33)	(0.43)

Net asset value, end of period	$7.10	$7.09	$7.14	$6.91	$6.75

Total return	3.92%	3.01%	7.82%	7.44%	4.32%
Net assets, end of period (in thousands)	$4	$10,033	$16,172	$12,965	$2
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.70%	0.71%
Ratio of net investment income to average net assets	3.62%	3.59%	4.08%	4.82%	5.38%
Portfolio turnover rate	24%	43%	61%	31%	15%

*Not shown due to rounding.
(1)Based on net investment income for the period divided by average weekly shares outstanding during the period.

See Notes to Financial Statements

Notes to Financial Statements

      September 30, 2004

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $425,799. During the period ended September 30, 2004, W&R received $21,755 and $3,320 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $271,492 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $41,700, which are included in other expenses.

As of November 2003, the Fund paid Frederick Vogel III special compensation of $265 for his service as lead independent director.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

Note 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $162,933,404, while proceeds from maturities and sales aggregated $236,387,304. Purchases of short-term securities aggregated $1,106,125,589, while proceeds from maturities and sales aggregated $1,124,190,151. No U.S. government obligations were purchased or sold during the period ended September 30, 2004.

For Federal income tax purposes, cost of investments owned at September 30, 2004 was $622,504,941, resulting in net unrealized appreciation of $29,663,647, of which $30,158,104 related to appreciated securities and $494,457 related to depreciated securities.

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$24,082,632
Distributed ordinary income	23,962,092
Undistributed ordinary income	596,082

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2010	$10,726,400

Note 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2004	2003

Shares issued from sale of shares:
Class A	3,107	13,707
Class B	101	311
Class C	229	346
Class Y	- *	16,582
Shares issued from reinvestment of dividends:
Class A	2,776	3,065
Class B	21	23
Class C	17	20
Class Y	- *	50
Shares redeemed:
Class A	(18,080)	(23,357)
Class B	(206)	(329)
Class C	(317)	(330)
Class Y	(1,415)	(17,480)

Decrease in outstanding capital shares	(13,767)	(7,392)

Value issued from sale of shares:
Class A	$21,894	$95,869
Class B	708	2,186
Class C	1,616	2,435
Class Y	- *	116,048
Value issued from reinvestment of dividends:
Class A	19,520	21,545
Class B	147	162
Class C	124	139
Class Y	- *	351
Value redeemed:
Class A	(127,128)	(163,654)
Class B	(1,445)	(2,315)
Class C	(2,230)	(2,307)
Class Y	(9,943)	(123,367)

Decrease in outstanding capital	$(96,737)	$(52,908)

*Not shown due to rounding.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund") as of September 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2004

Income Tax Information

      September 30, 2004

The amounts of the dividends and long-term capital gains shown in the table below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

Exempt Interest Dividends - The per-share amounts shown as Exempt Interest represents the distribution of state and municipal bond interest and are exempt from Federal income tax.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class A
10-15-03	$0.02000	$0.00010	$-	$0.01990	$0.00010	$-	$0.01990
11-12-03	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
12-17-03	0.02200	0.00010	-	0.02190	0.00010	-	0.02190
1-14-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
2-11-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
3-10-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
4-14-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
5-12-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
6-16-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
7-14-04	0.02100	0.00020	-	0.02080	0.00020	-	0.02080
8-11-04	0.02100	0.00020	-	0.02080	0.00020	-	0.02080
9-15-04	0.02100	0.00020	-	0.02080	0.00020	-	0.02080

Total	$0.24500	$0.00210	$-	$0.24290	$0.00210	$-	$0.24290

Class B
10-15-03	$0.01300	$0.00004	$-	$0.01296	$0.00004	$-	$0.01296
11-12-03	0.01600	0.00004	-	0.01596	0.00004	-	0.01596
12-17-03	0.01600	0.00004	-	0.01596	0.00004	-	0.01596
1-14-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
2-11-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
3-10-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
4-14-04	0.01200	0.00010	-	0.01190	0.00010	-	0.01190
5-12-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
6-16-04	0.01400	0.00010	-	0.01390	0.00010	-	0.01390
7-14-04	0.01700	0.00020	-	0.01680	0.00020	-	0.01680
8-11-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
9-15-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490

Total	$0.18100	$0.00142	$-	$0.17958	$0.00142	$-	$0.17958

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class C
10-15-03	$0.01300	$0.00004	$-	$0.01296	$0.00004	$-	$0.01296
11-12-03	0.01600	0.00004	-	0.01596	0.00004	-	0.01596
12-17-03	0.01600	0.00004	-	0.01596	0.00004	-	0.01596
1-14-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
2-11-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
3-10-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
4-14-04	0.01200	0.00010	-	0.01190	0.00010	-	0.01190
5-12-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
6-16-04	0.01400	0.00010	-	0.01390	0.00010	-	0.01390
7-14-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
8-11-04	0.01600	0.00020	-	0.01580	0.00020	-	0.01580
9-15-04	0.01500	0.00010	-	0.01490	0.00010	-	0.01490

Total	$0.17900	$0.00132	$-	$0.17768	$0.00132	$-	$0.17768

Class Y
10-15-03	$0.02100	$0.00010	$-	$0.02090	$0.00010	$-	$0.02090
11-12-03	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
12-17-03	0.02400	0.00010	-	0.02390	0.00010	-	0.02390
1-14-04	0.02100	0.00020	-	0.02080	0.00020	-	0.02080
2-11-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
3-10-04	0.02000	0.00020	-	0.01980	0.00020	-	0.01980
4-14-04	0.02100	0.00020	-	0.02080	0.00020	-	0.02080
5-12-04	0.02200	0.00020	-	0.02180	0.00020	-	0.02180
6-16-04	0.02200	0.00020	-	0.02180	0.00020	-	0.02180
7-14-04	0.02300	0.00020	-	0.02280	0.00020	-	0.02280
8-11-04	0.02300	0.00020	-	0.02280	0.00020	-	0.02280
9-15-04	0.02300	0.00020	-	0.02280	0.00020	-	0.02280

Total	$0.26100	$0.00210	$-	$0.25890	$0.00210	$-	$0.25890

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed
Advisors Municipal Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Additional Information about Directors

Waddell & Reed Advisors Municipal Bond Fund, Inc. Statement of Additional Information ("SAI") includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Fund's website at http:// www.waddell.com.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Municipal Bond Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on Form N-PX through the Fund's website at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. Form N-Q may be obtained in the following ways:

* On the SEC's website at http://www.sec.gov.

* For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.

* On the Fund's website at http://www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Waddell & Reed Advisors Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

NUR 1008A (9-04)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$21,300
	2004	22,800

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$1,380
	2004	1,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$1,960
	2004	2,100

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$397
	2004	1,289

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,737 and $4,989 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $115,525 and $175,447 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Municipal Bond Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date December 9, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date December 9, 2004